JELD-WEN, Inc. 2645 Silver Crescent Drive, Charlotte, NC 28273 USA www.jeld-wen.com JELD-WEN Appoints Antonella Franzen to Board of Directors FOR IMMEDIATE RELEASE Charlotte, N.C., February 21, 2024 -- JELD-WEN Holding, Inc. (NYSE: JELD), a leading global manufacturer of building products, today announced the appointment of Antonella B. Franzen to its board of directors, effective March 1, 2024. Franzen will replace Suzanne Stefany, a JELD-WEN director since 2017, who notified the board of her decision to not stand for reelection. “Antonella brings extensive expertise in finance, strategic development and cultural transformation for large multinational companies, and we are pleased to welcome her to the board,” said David Nord, JELD-WEN’s board chair. “As JELD-WEN strengthens the foundation of its business and continues to take steps to unlock more value for all shareholders, Antonella’s extensive background in the industrial sector will be a tremendous asset for the company.” Franzen is currently the chief financial officer for Dupont’s Water & Protection segment, a $6 billion global business with more than 30 manufacturing plants. Before joining DuPont, Franzen served at Johnson Controls International plc, a global leader in building products and smart, healthy and sustainable buildings, serving as the vice president, chief investor relations and communications officer, from 2018 to 2022. Prior to the merger of Tyco International plc with Johnson Controls in 2016, she held various roles of increasing responsibility at Tyco from 2004 to 2016, including leading investor relations, corporate finance and external reporting. She began her career with PwC (formerly PricewaterhouseCoopers) providing assurance advisory services to large multinational public companies in the industrial and pharmaceutical sectors. Franzen earned a bachelor’s degree in accounting from the College of New Jersey and is a certified public accountant. With the appointment of Franzen, and following Stefany’s departure, the company’s board will remain at 10 directors, eight of whom are independent. “I also want to extend the board’s sincere thanks to Suzanne Stefany for her leadership, partnership and active engagement on JELD-WEN’s board for the past seven years,” said Nord. ### About JELD-WEN Holding, Inc. JELD-WEN Holding, Inc. (NYSE: JELD) is a leading global designer, manufacturer and distributor of high-performance interior and exterior doors, windows, and related building products serving the new construction and repair and remodeling sectors. Based in Charlotte, North Carolina, the company operates facilities in 15 countries in North America and Europe and employs approximately 18,000 associates dedicated to bringing beauty and security to the spaces that touch our lives. The JELD-WEN family of brands includes JELD-WEN® worldwide, LaCantina™ and VPI™ in North America, and Swedoor® and DANA® in Europe. For more information, visit corporate.JELD-WEN.com or follow LinkedIn. Exhibit 99.1

Media Contact: Colleen Penhall Vice President, Corporate Communications 980-322-2681 cpenhall@jeldwen.com Investor Relations Contact: James Armstrong Vice President, Investor Relations 704-378-5731 jarmstrong@jeldwen.com Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "likely," "may," "plan," "possible," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts are forward-looking statements, including statements regarding our business strategies and ability to execute on our plans, market potential, future financial performance, customer demand, the potential of our categories, brands and innovations, the impact of our footprint rationalization, cost reduction, productivity and modernization initiatives, the impact of acquisitions and divestitures on our business and our ability to maximize value and integrate operations, our pipeline of productivity projects, the estimated impact of tax reform on our results, litigation outcomes, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events, all of which involve risks and uncertainties that could cause actual results to differ materially. For a discussion of these risks and uncertainties, please refer to our Annual Report on Form 10-K for the year ended December 31, 2023 and our other filings with the U.S. Securities and Exchange Commission. The forward-looking statements included in this release are made as of the date hereof, and we undertake no obligation to update any forward-looking statements, except as required by law.